UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 10/31

Date of reporting period: 4/30/17

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
April 30, 2017

Templeton Foreign Smaller Companies Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the six months ended April 30, 2017, the global economy expanded amid a stronger recovery in some developed markets and encouraging economic data in certain emerging markets. Improving growth expectations allowed the U.S. Federal Reserve to cautiously continue normalizing interest rates. U.S. pro-growth policies, improved commodity prices and accommodative monetary policies from various major central banks also supported investor sentiment. In this environment, foreign developed and emerging market small cap stocks, as measured by the MSCI All Country World Index ex USA Small Cap Index, generated positive returns.

In all economic environments, we are committed to our long-term, disciplined investment approach as we conduct diligent, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Foreign Smaller Companies Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Global Investment Trust

This letter reflects our analysis and opinions as of April 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Foreign Smaller Companies Fund

We are pleased to bring you Templeton Foreign Smaller Companies Fund’s semiannual report for the period ended April 30, 2017. At the market close on December 10, 2013, the Fund closed to new investors with limited exceptions. Existing shareholders may add to their accounts. We believe this closure can help us effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

The Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Performance Overview

For the six months under review, the Fund’s Class A shares had a +13.00% cumulative total return. In comparison, the MSCI All Country World Index (ACWI) Ex USA Small Cap Index, which measures performance of international small capitalization stocks in developed and emerging markets, excluding the U.S., generated a +11.20% total return.1 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Geographic Composition

Based on Total Net Assets as of 4/30/17

Economic and Market Overview

The global economy in general expanded during the six months under review. In this environment, global developed and emerging market stocks rose, as measured by the MSCI All Country World Index. Global markets were aided by accommodative monetary policies of various global central banks, improved industrial commodity prices, generally upbeat economic data across regions, investor optimism about pro-growth policies in the U.S. as well as hopes of tax reforms under the Trump administration, the results of the first round of presidential elections in France and encouraging corporate earnings reports. A deal by major oil producing countries in December to curb oil production also supported global equity markets.

1. Source: Morningstar.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 14.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

However, investors expressed concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”) and the U.S. executive order banning entry from some Muslim-majority countries. Other headwinds included the health of European banks; elections in Europe, particularly in France; and geopolitical tensions in certain regions.

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, an increase in exports as well as fixed investment aided growth. The manufacturing sector generally expanded and the services sector also continued to grow. The unemployment rate decreased from 4.8% in October 2016 to 4.4% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 1.6% to 2.2% during the period. At its December meeting, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate from 0.25%–0.50% to 0.50%–0.75%, as policymakers cited improved U.S. labor market and higher inflation. The Fed, at its March meeting, made the widely anticipated increase in its federal funds target rate to 0.75%–1.00%.

Top 10 Sectors/Industries

4/30/17

% of Total Net Assets
Machinery	11.8%
Electronic Equipment, Instruments & Components	6.3%
Textiles, Apparel & Luxury Goods	6.2%
Leisure Products	5.5%
Banks	5.3%
Capital Markets	4.8%
Household Durables	4.2%
Real Estate Management & Development	3.3%
Construction & Engineering	3.3%
Personal Products	3.1%

In Europe, the U.K.’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to moderation in the services sector. The eurozone’s growth held steady in the first quarter over the previous quarter. The bloc’s annual inflation rate increased gradually to reach its highest levels in four years in February, but eased sharply in March, and is expected to rebound in April aided by higher prices of energy and services. At its April meeting, the European Central Bank (ECB) kept its key policy rates unchanged and it expects these rates to remain at present or lower levels for an extended period of time.

In Asia, Japan’s quarterly gross domestic product (GDP) remained unchanged in 2016’s fourth quarter compared to the third quarter. In April 2017, the Bank of Japan slightly increased its GDP forecasts for its 2018 fiscal year; however, inflation forecasts were reduced.

In emerging markets, Brazil’s economic recession continued, and the country’s central bank cut its benchmark interest rates several times between November 2016 and April 2017 to spur economic growth. The Bank of Russia reduced its key rate in March and April 2017 to try to revive its economy. China’s economic growth accelerated in 2017’s first quarter compared to 2016’s first quarter, largely driven by higher government spending. The People’s Bank of China (PBOC) left its benchmark interest rate unchanged during the period. In February and March 2017, the PBOC increased its short-term lending rates. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

We employ a bottom-up, value-oriented, long-term approach to investing. We focus our analysis on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. We are patient investors and may hold a security for several years as we wait for the market to recognize a company’s true worth.

Manager’s Discussion

Several holdings performed well during the period under review. Italy-based Interpump Group manufactures piston pumps and hydraulic products. Historically, about two-thirds of the company’s earnings growth was driven by mergers and acquisitions (M&A) done at what we considered attractive valuations and with related synergies. After doubling its revenues over the last five years, we feel Interpump’s M&A engine has remained well in place, with several options under scrutiny. Exposure to end markets such as trucks, agriculture and construction equipment and earth-moving machines,

2. Source: Bureau of Labor Statistics.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provided information.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

particularly in the U.S. (a geographical market that accounts for much of the group’s revenues), also helped drive growth.

Based in Italy, Technogym is the world’s second-largest gym equipment manufacturer. The company had a solid global market share during the period, and recent efforts to expand revenue in the U.S. looked promising to us. Technogym’s shares outperformed many of the company’s peers during the period, helped by the company’s advanced technology and its recent partnership with IBM Watson (not a portfolio holding).

India-based Dewan Housing Finance benefited from a positive shift in investor sentiment, growth opportunities in the mortgage finance industry and the company’s low valuation. Despite the recent share price appreciation, Dewan continued to trade at a sizeable discount to its peers. This is partially due to Dewan’s relatively low return on equity, a measure of profitability that is mainly a function of the company’s extensive branch network relative to other firms. Over time, we believe Dewan could see the benefits of its branch network, including higher asset density and better operating leverage.

Top 10 Holdings

4/30/17

Company Sector/Industry, Country	% of Total Net Assets
Interpump Group SpA	2.1%
Machinery, Italy
Jenoptik AG	2.0%
Electronic Equipment, Instruments & Components, Germany
Bucher Industries AG	2.0%
Machinery, Switzerland
Rational AG	2.0%
Machinery, Germany
Refresco Group NV	2.0%
Beverages, Netherlands
Dewan Housing Finance Corp. Ltd.	2.0%
Thrifts & Mortgage Finance, India
Tsumura & Co.	1.9%
Pharmaceuticals, Japan
Huhtamaki OYJ	1.8%
Containers & Packaging, Finland
Kobayashi Pharmaceutical Co. Ltd.	1.8%
Personal Products, Japan
MEITEC Corp.	1.8%
Professional Services, Japan

The Fund had some underperformers during the period under review. Despite short-term underperformance, we still expect further potential for Japan-based footwear company Asics to

CFA® is a trademark owned by CFA Institute.

expand its sales channels and to take full advantage of its untapped brand value. The global popularity of fitness and running and a growing recognition of Asics products’ high performance should, in our view, also remain a growth driver for the company.

Amer Sports is a Finnish sporting goods company. Its sales growth has been pressured by destocking activity due to the bankruptcy of The Sports Authority, a retailer of the company’s products in North America as well as temporary delays in new product launches. However, we believe the possibility of long-term growth opportunity is still in place, which could enable potential double-digit growth in soft goods.

Mullen Group is a Canadian oil services company that owns a network of independently operated businesses. Weakness in energy markets impacted the share price during the period. However, Mullen has a diversified business mix and a strong track record for generating attractive returns on capital. The company’s strategy is to be the dominant player in select niche markets with favorable competitive dynamics, such as better pricing power and higher barriers to entry. Mullen typically navigates through business cycles strategically, which includes maintaining a balance sheet that allows for making opportunistic acquisitions. We believe the company is in good shape to capitalize on a possible recovery in energy markets.

Thank you for your continued participation in Templeton Foreign Smaller Companies Fund. We look forward to serving your future investment needs.

Harlan B. Hodes, CPA

David Tuttle, CFA

Portfolio Management Team

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

Performance Summary as of April 30, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	+13.00%	+6.51%
1-Year	+15.08%	+8.48%
5-Year	+34.29%	+4.82%
10-Year	+18.77%	+1.13%

Advisor
6-Month	+13.14%	+13.14%
1-Year	+15.29%	+15.29%
5-Year	+36.00%	+6.34%
10-Year	+21.81%	+1.99%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

PERFORMANCE SUMMARY

Distributions (11/1/16–4/30/17)

Share Class	Net Investment Income
A	$0.2394
C	$0.1345
R6	$0.1590
Advisor	$0.2712

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver
A	1.86%	1.86%
Advisor	1.62%	1.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have exhibited greater price volatility than large company stocks, particularly over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16 - 4/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,130.00	$ 9.56	$1,015.82	$ 9.05	1.81%
C	$1,000	$1,125.50	$13.54	$1,012.05	$12.82	2.57%
R6	$1,000	$1,132.40	$ 6.98	$1,018.25	$ 6.61	1.32%
Advisor	$1,000	$1,131.40	$ 8.30	$1,017.01	$ 7.85	1.57%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights

Templeton Foreign Smaller Companies Fund

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Class A

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$16.07	$16.41	$16.31	$18.02	$14.39	$13.92

Income from investment operations[a]:

Net investment income[b]	0.01	0.09	0.16[c]	0.05[d]	0.13	0.24

Net realized and unrealized gains (losses)	2.04	(0.21)	0.16	(1.50)	3.77	0.38

Total from investment operations	2.05	(0.12)	0.32	(1.45)	3.90	0.62

Less distributions from net investment income	(0.24)	(0.22)	(0.22)	(0.26)	(0.27)	(0.15)

Net asset value, end of period	$17.88	$16.07	$16.41	$16.31	$18.02	$14.39

Total return[e]	13.00%	(0.62)%	2.03%	(8.11)%	27.43%	4.67%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.83%	1.86%	1.80%	1.67%	1.65%	1.65%

Expenses net of waiver and payments by affiliates and expense reduction	1.81%	1.86%[g]	1.80%	1.67%	1.65%[h]	1.65%

Net investment income	0.15%	0.55%	0.95%[c]	0.30%[d]	0.83%	1.72%

Supplemental data

Net assets, end of period (000’s)	$60,592	$61,060	$79,101	$94,088	$131,844	$103,168

Portfolio turnover rate	8.26%	28.19%	55.78%	38.68%	42.94%	57.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.44%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income (loss) to average net assets would have been (0.01)%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign Smaller Companies Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012
Class C

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$15.43	$15.75	$15.65	$17.31	$13.83	$13.36

Income from investment operations[a]:

Net investment income (loss)[b]	(0.05)	(0.03)	0.03[c]	(0.08)[d]	0.01	0.13

Net realized and unrealized gains (losses)	1.96	(0.20)	0.16	(1.44)	3.63	0.38

Total from investment operations	1.91	(0.23)	0.19	(1.52)	3.64	0.51

Less distributions from net investment income	(0.13)	(0.09)	(0.09)	(0.14)	(0.16)	(0.04)

Net asset value, end of period	$17.21	$15.43	$15.75	$15.65	$17.31	$13.83

Total return[e]	12.55%	(1.36)%	1.26%	(8.82)%	26.58%	3.85%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	2.59%	2.62%	2.55%	2.42%	2.40%	2.40%

Expenses net of waiver and payments by affiliates and expense reduction	2.57%	2.62%[g]	2.55%	2.42%	2.40%[h]	2.40%

Net investment income (loss)	(0.61)%	(0.21)%	0.20%[c]	(0.45)%[d]	0.08%	0.97%

Supplemental data

Net assets, end of period (000’s)	$8,528	$8,360	$10,415	$13,040	$16,027	$12,814

Portfolio turnover rate	8.26%	28.19%	55.78%	38.68%	42.94%	57.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.31)%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income (loss) to average net assets would have been (0.76)%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign Smaller Companies Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013[a]

Class R6

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$16.06	$16.41	$16.34	$18.03	$16.53

Income from investment operations[b]:

Net investment income[c]	0.05	0.19	0.25[d]	0.15[e]	0.16

Net realized and unrealized gains (losses)	2.04	(0.23)	0.16	(1.51)	1.34

Total from investment operations	2.09	(0.04)	0.41	(1.36)	1.50

Less distributions from net investment income	(0.16)	(0.31)	(0.34)	(0.33)	—

Net asset value, end of period	$17.99	$16.06	$16.41	$16.34	$18.03

Total return[f]	13.24%	(0.10)%	2.60%	(7.64)%	9.07%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates and expense reduction	5.02%	1.37%	1.30%	1.11%	2.55%

Expenses net of waiver and payments by affiliates and expense reduction	1.32%	1.34%	1.29%	1.10%	1.12%[h]

Net investment income	0.64%	1.07%	1.46%[d]	0.87%[e]	1.36%

Supplemental data

Net assets, end of period (000’s)	$6	$5	$844	$835	$5

Portfolio turnover rate	8.26%	28.19%	55.78%	38.68%	42.94%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.95%.

eNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.56%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

hBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign Smaller Companies Fund (continued)

	Six Months Ended April 30, 2017 (unaudited)
		Year Ended October 31,
		2016	2015	2014	2013	2012

Advisor Class

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$16.04	$16.39	$16.30	$18.00	$14.38	$13.93

Income from investment operations[a]:

Net investment income[b]	0.04	0.12	0.20[c]	0.10[d]	0.18	0.26

Net realized and unrealized gains (losses)	2.02	(0.21)	0.17	(1.50)	3.75	0.39

Total from investment operations	2.06	(0.09)	0.37	(1.40)	3.93	0.65

Less distributions from net investment income	(0.27)	(0.26)	(0.28)	(0.30)	(0.31)	(0.20)

Net asset value, end of period	$17.83	$16.04	$16.39	$16.30	$18.00	$14.38

Total return[e]	13.14%	(0.40)%	2.33%	(7.90)%	27.79%	4.90%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.59%	1.62%	1.56%	1.42%	1.40%	1.40%

Expenses net of waiver and payments by affiliates and expense reduction	1.57%	1.62%[g]	1.56%	1.42%	1.40%[h]	1.40%

Net investment income	0.39%	0.79%	1.19%[c]	0.55%[d]	1.08%	1.97%

Supplemental data

Net assets, end of period (000’s)	$25,403	$24,000	$33,064	$40,153	$40,832	$31,817

Portfolio turnover rate	8.26%	28.19%	55.78%	38.68%	42.94%	57.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.24%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, April 30, 2017 (unaudited)

Templeton Foreign Smaller Companies Fund

	Industry	Shares	Value
Common Stocks 95.1%
Belgium 1.3%
Ontex Group NV	Personal Products	37,040	$1,235,849

Brazil 2.1%
Grendene SA	Textiles, Apparel & Luxury Goods	133,600	1,037,159
M Dias Branco SA	Food Products	60,000	920,810

			1,957,969

Canada 6.8%
[a] Badger Daylighting Ltd.	Construction & Engineering	59,900	1,425,417
[b] Canada Goose Holdings Inc.	Textiles, Apparel & Luxury Goods	7,600	127,901
Canadian Western Bank	Banks	34,004	668,421
Dorel Industries Inc., B	Household Durables	12,600	302,791
Enerflex Ltd.	Energy Equipment & Services	45,000	634,332
[a] Genworth MI Canada Inc.	Thrifts & Mortgage Finance	20,700	514,126
Laurentian Bank of Canada	Banks	9,920	405,841
Mullen Group Ltd.	Energy Equipment & Services	69,400	761,168
Russel Metals Inc.	Trading Companies & Distributors	42,100	807,516
Shawcor Ltd.	Energy Equipment & Services	29,300	735,237

			6,382,750

China 3.4%
China ZhengTong Auto Services Holdings Ltd.	Specialty Retail	1,086,500	597,853
Goodbaby International Holdings Ltd.	Household Products	1,623,000	732,397
Greatview Aseptic Packaging Co. Ltd.	Containers & Packaging	1,384,000	717,071
Shanghai Haohai Biological Technology Co. Ltd., H	Biotechnology	112,100	618,278
Xtep International Holdings Ltd.	Textiles, Apparel & Luxury Goods	1,374,000	547,607

			3,213,206

Colombia 0.9%
[b] Gran Tierra Energy Inc. (CAD Traded)	Oil, Gas & Consumable Fuels	263,500	664,107
[b] Gran Tierra Energy Inc. (USD Traded)	Oil, Gas & Consumable Fuels	57,800	145,656

			809,763

Finland 3.4%
Amer Sports OYJ	Leisure Products	67,200	1,489,639
Huhtamaki OYJ	Containers & Packaging	44,520	1,725,475

			3,215,114

Germany 7.1%
Gerresheimer AG	Life Sciences Tools & Services	21,460	1,683,567
Grand City Properties SA	Real Estate Management & Development	66,790	1,268,472
Jenoptik AG	Electronic Equipment, Instruments & Components	71,300	1,918,765
Rational AG	Machinery	3,760	1,889,378

			6,760,182

Hong Kong 6.0%
Luk Fook Holdings (International) Ltd.	Specialty Retail	237,600	869,060
Techtronic Industries Co. Ltd.	Household Durables	378,790	1,626,544
Value Partners Group Ltd.	Capital Markets	1,417,700	1,312,314
Vinda International Holdings Ltd.	Household Products	277,000	562,675
VTech Holdings Ltd.	Communications Equipment	100,500	1,273,338

			5,643,931

India 2.0%
Dewan Housing Finance Corp. Ltd.	Thrifts & Mortgage Finance	279,745	1,856,917

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

	Industry	Shares	Value

Common Stocks (continued)
Indonesia 1.4%
[b,c,d] Sakari Resources Ltd.	Metals & Mining	1,342,000	$1,281,597

Italy 5.0%
Azimut Holding SpA	Capital Markets	27,119	529,370
Interpump Group SpA	Machinery	73,972	1,962,067
[b] Technogym SpA	Leisure Products	199,720	1,556,606
[a] Tod’s SpA	Textiles, Apparel & Luxury Goods	8,742	675,633

			4,723,676

Japan 19.5%
Anicom Holdings Inc.	Insurance	14,100	336,952
Anritsu Corp.	Electronic Equipment, Instruments
	& Components	34,700	280,564
Asics Corp.	Textiles, Apparel & Luxury Goods	80,500	1,423,691
Bunka Shutter Co. Ltd.	Building Products	73,300	563,720
Capcom Co. Ltd.	Software	37,600	811,149
Daibiru Corp.	Real Estate Management & Development	89,600	826,570
Descente Ltd.	Textiles, Apparel & Luxury Goods	57,000	692,072
Dowa Holdings Co. Ltd.	Metals & Mining	164,000	1,221,519
Fuji Oil Holdings Inc.	Food Products	39,200	919,187
IDOM Inc.	Specialty Retail	95,100	499,246
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	32,558	1,706,275
KYB Corp.	Auto Components	91,000	449,141
[b] Laox Co. Ltd.	Specialty Retail	41,700	199,828
MEITEC Corp.	Professional Services	39,300	1,698,115
Nachi-Fujikoshi Corp.	Machinery	149,000	794,239
Nihon Parkerizing Co. Ltd.	Chemicals	70,700	907,899
Square Enix Holdings Co. Ltd.	Software	22,300	642,374
Sumitomo Rubber Industries Ltd.	Auto Components	68,400	1,230,077
TechnoPro Holdings Inc.	Professional Services	21,400	837,295
Tsumura & Co.	Pharmaceuticals	55,200	1,785,758
Ushio Inc.	Electrical Equipment	45,800	575,403

			18,401,074

Luxembourg 1.5%
Stabilus SA	Machinery	19,310	1,398,576

Netherlands 5.8%
Aalberts Industries NV	Machinery	36,787	1,459,425
Arcadis NV	Construction & Engineering	96,600	1,673,626
Beter Bed Holding NV	Specialty Retail	28,760	469,924
[e] Refresco Group NV, Reg S	Beverages	96,448	1,885,316

			5,488,291

Philippines 0.6%
Vista Land & Lifescapes Inc.	Real Estate Management & Development	5,540,300	584,393

Poland 0.8%
CCC SA	Textiles, Apparel & Luxury Goods	13,880	802,875

South Korea 4.6%
BNK Financial Group Inc.	Banks	108,790	914,354
DGB Financial Group Inc.	Banks	158,628	1,624,701
[b] Hyundai Mipo Dockyard Co. Ltd.	Machinery	6,728	547,728
Korea Investment Holdings Co. Ltd.	Capital Markets	28,424	1,281,948

			4,368,731

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

	Industry	Shares	Value

Common Stocks (continued)
Spain 1.5%
Construcciones y Auxiliar de Ferrocarriles SA	Machinery	28,960	$1,163,737
Tecnicas Reunidas SA	Energy Equipment & Services	7,334	290,397

			1,454,134

Sweden 3.1%
Cloetta AB, B	Food Products	165,980	670,842
Tethys Oil AB	Oil, Gas & Consumable Fuels	75,650	582,899
[e] The Thule Group AB, Reg S	Leisure Products	95,130	1,650,718

			2,904,459

Switzerland 5.1%
[b] Basilea Pharmaceutica AG	Biotechnology	6,300	536,554
Bucher Industries AG	Machinery	5,900	1,901,744
Logitech International SA	Technology Hardware, Storage & Peripherals	28,690	951,934
Tecan Group AG	Life Sciences Tools & Services	400	68,254
Vontobel Holding AG	Capital Markets	23,370	1,376,226

			4,834,712

Taiwan 3.7%
Chicony Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	515,938	1,358,855
King Yuan Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	39,200	35,344
Merida Industry Co. Ltd.	Leisure Products	93,000	498,494
Tripod Technology Corp.	Electronic Equipment, Instruments & Components	585,000	1,651,077

			3,543,770

Thailand 1.5%
TISCO Financial Group PCL, fgn	Banks	643,900	1,419,409

United Kingdom 8.0%
Bellway PLC	Household Durables	15,568	573,903
Bovis Homes Group PLC	Household Durables	40,910	487,780
DFS Furniture PLC	Household Durables	263,830	937,219
Foxtons Group PLC	Real Estate Management & Development	342,924	455,294
JRP Group PLC	Insurance	390,176	628,711
Laird PLC	Electronic Equipment, Instruments & Components	442,445	859,649
[b] LivaNova PLC	Health Care Equipment & Supplies	19,736	1,040,087
Oxford Instruments PLC	Electronic Equipment, Instruments
	& Components	94,358	1,209,997
SIG PLC	Trading Companies & Distributors	447,382	693,654
[b] Vectura Group PLC	Pharmaceuticals	388,490	710,031

			7,596,325

Total Common Stocks (Cost $73,536,301)			89,877,703

Preferred Stocks (Cost $400,335) 0.6%
Brazil 0.6%
[f] Alpargatas SA, 2.548%, pfd	Textiles, Apparel & Luxury Goods	141,700	593,531

Total Investments before Short Term Investments (Cost $73,936,636)			90,471,234

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

	Principal Amount	Value
Short Term Investments 6.4%
U.S. Government and Agency Securities 4.1%
United States 4.1%
[g] FHLB, 5/01/17	$3,000,000	$3,000,000
[g] FHLMC, 5/01/17	900,000	900,000

Total U.S. Government and Agency Securities (Cost $3,899,925)		3,900,000

	Shares
[h] Investments from Cash Collateral Received for Loaned Securities (Cost $2,157,699) 2.3%

Money Market Funds 2.3%
United States 2.3%
[i,j] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	2,157,699	2,157,699

Total Investments (Cost $79,994,260) 102.1%		96,528,933
Other Assets, less Liabilities (2.1)%		(1,999,881)

Net Assets 100.0%		$94,529,052

See Abbreviations on page 30.

aA portion or all of the security is on loan at April 30, 2017. See Note 1(c).

bNon-income producing.

cSecurity has been deemed illiquid because it may not be able to be sold within seven days.

dAt April 30, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at period end.

eSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2017, the aggregate value of these securities was $3,536,034, representing 3.8% of net assets.

fVariable rate security. The rate shown represents the yield at period end.

gThe security was issued on a discount basis with no stated coupon rate.

hSee Note 1(c) regarding securities on loan.

iSee Note 3(f) regarding investments in affiliated management investment companies.

jThe rate shown is the annualized seven-day yield at period end.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities

April 30, 2017 (unaudited)

Templeton Foreign Smaller Companies Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$77,836,561
Cost - Non-controlled affiliates (Note 3f)	2,157,699

Total cost of investments	$79,994,260

Value - Unaffiliated issuers	$94,371,234
Value - Non-controlled affiliates (Note 3f)	2,157,699

Total value of investments (includes securities loaned in the amount of $2,018,043)	96,528,933
Cash	142,724
Foreign currency, at value (cost $46,794)	46,741
Receivables:
Investment securities sold	433,805
Capital shares sold	27,808
Dividends	553,515
European Union tax reclaims	335,425
Other assets	73

Total assets	98,069,024

Liabilities:
Payables:
Investment securities purchased	863,824
Capital shares redeemed	166,075
Management fees	74,923
Distribution fees	17,498
Transfer agent fees	42,233
Trustees’ fees and expenses	281
Payable upon return of securities loaned	2,157,699
Deferred tax	72,738
Accrued expenses and other liabilities	144,701

Total liabilities	3,539,972

Net assets, at value	$94,529,052

Net assets consist of:
Paid-in capital	$93,550,742
Distributions in excess of net investment income	(1,139,616)
Net unrealized appreciation (depreciation)	16,439,611
Accumulated net realized gain (loss)	(14,321,685)

Net assets, at value	$94,529,052

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

April 30, 2017 (unaudited)

Templeton Foreign Smaller Companies Fund

Class A:
Net assets, at value	$60,592,253

Shares outstanding	3,389,130

Net asset value per share[a]	$17.88

Maximum offering price per share (net asset value per share ÷ 94.25%)	$18.97

Class C:
Net assets, at value	$ 8,528,043

Shares outstanding	495,443

Net asset value and maximum offering price per share[a]	$17.21

Class R6:
Net assets, at value	$ 5,631

Shares outstanding	313

Net asset value and maximum offering price per share	$17.99

Advisor Class:
Net assets, at value	$25,403,125

Shares outstanding	1,424,944

Net asset value and maximum offering price per share	$17.83

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	19

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended April 30, 2017 (unaudited)

Templeton Foreign Smaller Companies Fund

Investment income:
Dividends (net of foreign taxes of $128,046)	$925,689
Interest	6,158
Income from securities loaned (net of fees and rebates)	52,109

Total investment income	983,956

Expenses:
Management fees (Note 3a)	440,705
Distribution fees: (Note 3c)
Class A	68,053
Class C	39,296
Transfer agent fees: (Note 3e)
Class A	71,097
Class C	9,678
Class R6	93
Advisor Class	27,700
Custodian fees (Note 4)	8,775
Reports to shareholders	17,295
Registration and filing fees	37,240
Professional fees	118,902
Trustees’ fees and expenses	2,711
Other	85,513

Total expenses	927,058
Expense reductions (Note 4)	(6,777)
Expenses waived/paid by affiliates (Note 3f and 3g)	(3,581)

Net expenses	916,700

Net investment income	67,256

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	2,726,582
Foreign currency transactions	(5,024)

Net realized gain (loss)	2,721,558

Net change in unrealized appreciation (depreciation) on:
Investments	8,065,492
Translation of other assets and liabilities denominated in foreign currencies	9,770
Change in deferred taxes on unrealized appreciation	(41,632)

Net change in unrealized appreciation (depreciation)	8,033,630

Net realized and unrealized gain (loss)	10,755,188

Net increase (decrease) in net assets resulting from operations	$10,822,444

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Foreign Smaller Companies Fund

	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$ 67,256	$ 571,093
Net realized gain (loss)	2,721,558	274,761
Net change in unrealized appreciation (depreciation)	8,033,630	(2,573,066)

Net increase (decrease) in net assets resulting from operations	10,822,444	(1,727,212)

Distributions to shareholders from:
Class A	(876,462)	(1,040,254)
Class C	(69,479)	(60,168)
Class R6	(50)	(14,598)
Advisor Class	(368,212)	(518,480)

Total distributions to shareholders	(1,314,203)	(1,633,500)

Capital share transactions: (Note 2)
Class A	(6,677,267)	(15,879,773)
Class C	(703,022)	(1,794,446)
Class R6	—	(820,858)
Advisor Class	(1,023,614)	(8,143,532)

Total capital share transactions	(8,403,903)	(26,638,609)

Net increase (decrease) in net assets	1,104,338	(29,999,321)
Net assets:
Beginning of period	93,424,714	123,424,035

End of period	$94,529,052	$ 93,424,714

Undistributed net investment income included in net assets:
End of period	$ —	$ 107,331

Distributions in excess of net investment income included in net assets:
End of period	$ (1,139,616)	$ —

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	21

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Foreign Smaller Companies Fund

1.  Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign Smaller Companies Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. The Fund was closed to new investors effective at the close of market December 10, 2013. Existing shareholders may add to their accounts.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At April 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	75,546	$1,223,959	151,332	$2,353,186
Shares issued in reinvestment of distributions	55,486	848,937	64,203	995,790
Shares redeemed	(541,929)	(8,750,163)	(1,236,326)	(19,228,749)
Net increase (decrease)	(410,897)	$(6,677,267)	(1,020,791)	$(15,879,773)
Class C Shares:
Shares sold	33,080	$528,880	24,789	$367,734
Shares issued in reinvestment of distributions	4,581	67,656	3,896	58,395
Shares redeemed	(84,038)	(1,299,558)	(148,162)	(2,220,575)
Net increase (decrease)	(46,377)	$(703,022)	(119,477)	$(1,794,446)
Class R6 Shares:
Shares sold	—	$—	7,692	$118,288
Shares issued in reinvestment of distributions	—	—	940	14,501
Shares redeemed	—	—	(59,754)	(953,647)
Net increase (decrease)	—	$—	(51,122)	$(820,858)
Advisor Class Shares:
Shares sold	249,344	$4,086,235	313,055	$4,845,420
Shares issued in reinvestment of distributions	23,464	357,833	31,517	486,625
Shares redeemed	(344,325)	(5,467,682)	(866,073)	(13,475,577)
Net increase (decrease)	(71,517)	$(1,023,614)	(521,501)	$(8,143,532)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Investments Corp. (FTIC)	Investment manager - sub-advisor
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays the investment manager a fee based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	In excess of $500 million

Under a sub-advisory agreement with TIC, FTIC, an affiliate of TIC, provides subadvisory services to the Fund. The subadvisory fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

For the period ended April 30, 2017, the annualized effective investment management fee rate was 1.000% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Fund’s investment manager, FT Services provides administrative services to the Fund. The fee is paid by investment manager based on Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$1,036
CDSC retained	$69

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

e.  Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2017, the Fund paid transfer agent fees of $108,568, of which $44,505 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to October 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended April 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	%of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.37%	2,729,030	6,164,008	(6,735,339)	2,157,699	$2,157,699	$-	$-	0.0%[a]

aRounds to less than 0.1%.

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 28, 2018.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended April 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

5.  Income Taxes (continued)

At October 31, 2016, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	13,038,006
Capital loss carryforwards not subject to expiration:
Short term	3,401,555
Long term	253,270

Total capital loss carryforwards	16,692,831

At April 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$81,655,814

Unrealized appreciation	$21,984,117
Unrealized depreciation	(7,110,998)

Net unrealized appreciation (depreciation)	$14,873,119

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2017, aggregated $7,130,426 and $16,898,285, respectively.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended April 30, 2017, the Fund did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:
Indonesia	$—	$—	$1,281,597	$1,281,597
All Other Equity Investments[a,b]	89,189,637	—	—	89,189,637
Short Term Investments	2,157,699	3,900,000	—	6,057,699
Total Investments in Securities	$91,347,336	$3,900,000	$1,281,597	$96,528,933

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At April 30, 2017, the reconciliation of assets is as follows:

Net Change in
Unrealized
Appreciation
					Net	Net		(Depreciation)
	Balance at				Realized	Unrealized	Balance	on Assets
	Beginning of	Purchases	Transfer Into	Cost Basis	Gain	Appreciation	at End	Held at
	Period	(Sales)	(Out of) Level 3	Adjustments	(Loss)	(Depreciation)	of Period	Period End
Assets:
Investments in Securities:
Equity Investments:
Indonesia	$1,089,151	$–	$–	$–	$–	$192,446	$1,281,597	$192,446

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

9.  Fair Value Measurements (continued)

Significant unobservable valuation inputs developed by the VC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of April 30, 2017, are as follows:

					Impact to Fair
	Fair Value at				Value if Input
Description	End of Period	Valuation Technique	Unobservable Input	Amount	Increases[a]
Assets:
Investments in Securities:
Indonesia.	1,281,597	Market Comparables	Discount for lack of marketability	13.4%	Decrease	[b]

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated. bRepresents a significant impact to fair value but not net assets.

10.  Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Currency		Selected Portfolio
CAD	Canadian Dollar	FHLB	Federal Home Loan Bank
USD	United States Dollar	FHLMC	Federal Home Loan Mortgage Corp.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON GLOBAL INVESTMENT TRUST Templeton Foreign Smaller Companies Fund

(Fund)

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of Templeton Global Investment Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Investment Counsel, LLC (TIC) and the Fund and the investment sub-advisory agreement between TIC and Franklin Templeton Investments Corp. (FTIC), an affiliate of TIC, on behalf of the Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. TIC and FTIC are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management

Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2016. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

SHAREHOLDER INFORMATION

Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional international small-/mid-cap core funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed with management the reasons for the underperformance of the Fund during which management expressed its view that its securities holdings reflected its conservative approach to investing, which was out of favor in current market conditions, and stated its conviction that the value of such holdings would eventually be recognized. While the Board concluded that the Fund’s performance was unacceptable, it took into account management’s explanation of the factors that negatively impacted returns and its ongoing monitoring of the Fund’s performance and steps to address such underperformance. The Board also noted that the Fund is closed to new investors at this time.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and eight other international small-/mid-cap core funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were above the medians of its Expense Group. The Board further noted that, as a result of a decline in assets, the Management Rate had increased, which negatively impacted the Fund’s relative position among peers. The Board discussed with TIC the impact on fees of the steps it was taking to address the Fund’s performance challenges. Acknowledging management’s attention to the Fund’s performance and fees and the fact that changes will need time to show meaningful improvement, the Board concluded that the Management Rate charged to the Fund is fair and reasonable. In doing so, the Board noted that FTIC is paid by TIC out of the management fee TIC receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by each Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Managers to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual

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SHAREHOLDER INFORMATION

fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that, to the extent economies of scale may be realized by each Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	33

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Semiannual Report and Shareholder Letter
Templeton Foreign Smaller Companies Fund
Investment Manager
Templeton Investment Counsel, LLC
Subadvisor
Franklin Templeton Investments Corp.
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	191 S 06/17

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date June 26, 2017

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date June 26, 2017